Exhibit 99.1

American National Group Inc.
September 30, 2024
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	QoQ	YoY	2024	2023	YTD
Income
GAAP net income	$(299)	$244	$113	$229	$54	(223)%	(654)%	$58	$163	(64)%
Distributable operating earnings	360	253	199	176	140	42%	157%	812	447	82%

Balance Sheet
Total assets	$123,659	$118,618	$37,339	$35,885	$34,876	4%	255%	$123,659	$34,876	255%
Total liabilities	113,677	109,361	31,272	29,986	29,435	4%	286%	113,677	29,435	286%
Total equity	9,982	9,257	6,067	5,899	5,441	8%	83%	9,982	5,441	83%
Less: AOCI	1,481	445	(59)	(109)	(333)	233%	545%	1,481	(333)	545%
Total equity, excluding AOCI	$8,501	$8,812	$6,126	$6,008	$5,774	(4)%	47%	$8,501	$5,774	47%

	Twelve Months Ended September 30, 2024
Annuity investment spread	1.8%

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	September 30, 2024	December 31, 2023	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$45,683	$12,877	255%
Equity securities, at fair value	1,522	1,404	8%
Mortgage loans on real estate, at amortized cost	11,866	5,658	110%
Other invested assets	16,953	8,304	104%
Total investments	76,024	28,243	169%

Cash and cash equivalents	13,873	3,192	335%
Accrued investment income	688	196	251%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	8,376	944	787%
Reinsurance recoverables and deposit assets	18,015	427	4119%
Intangible assets	1,599	44	3534%
Goodwill	754	121	523%
Other assets	3,028	1,529	98%
Separate account assets	1,302	1,189	10%
Total assets	$123,659	$35,885	245%

Liabilities
Future policy benefits	$7,179	$6,108	18%
Policyholders' account balances	82,413	17,177	380%
Policy and contract claims	1,903	1,870	2%
Market risk benefits	3,725	34	10856%
Unearned premium reserve	1,164	1,139	2%
Long term borrowings	2,959	1,493	98%
Funds withheld for reinsurance liabilities	8,812	—	100%
Other liabilities	4,220	976	332%
Separate account liabilities	1,302	1,189	10%
Total liabilities	113,677	29,986	279%

Equity
Preferred stock, Series A	389	—	100%
Preferred stock, Series B	296	—	100%
Additional paid-in capital	6,942	5,185	34%
Accumulated other comprehensive income (loss), net of taxes	1,481	(109)	1459%
Retained earnings	709	716	(1)%
Non-controlling interests	165	107	54%
Total equity	9,982	5,899	69%
Total liabilities and equity	$123,659	$35,885	245%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	QoQ	YoY	2024	2023	YTD
Revenues
Premiums	$888	$1,005	$1,144	$956	$784	(12)%	13%	$3,037	$2,567	18%
Other policy revenue	208	184	112	108	106	13%	96%	504	306	65%
Net investment income	1,024	924	448	365	375	11%	173%	2,396	1,020	135%
Investment related gains (losses)	(128)	2	(34)	26	(12)	(6500)%	(967)%	(160)	(32)	(400)%
Other income	12	—	—	51	11	100%	9%	12	32	(63)%
Total revenue	2,004	2,115	1,670	1,506	1,264	(5)%	59%	5,789	3,893	49%

Benefits and Expenses
Policyholder benefits and claims incurred	846	1,030	1,086	883	717	(18)%	18%	2,962	2,406	23%
Interest sensitive contract benefits	523	390	155	142	133	34%	293%	1,068	338	216%
Amortization of DAC, DSI and VOBA	289	199	161	126	136	45%	113%	649	399	63%
Change in FV of insurance-related derivatives and embedded derivatives	344	21	(19)	18	54	1538%	537%	346	54	541%
Change in fair value of market risk benefits	134	139	19	(48)	(14)	(4)%	1057%	292	(21)	1490%
Total benefits	2,136	1,779	1,402	1,121	1,026	20%	108%	5,317	3,176	67%
Operating expenses	228	335	103	111	147	(32)%	55%	666	450	48%
Interest expense	49	43	22	25	27	14%	81%	114	73	56%
Total benefits and expenses	2,413	2,157	1,527	1,257	1,200	12%	101%	6,097	3,699	65%
Income tax expense (benefit)	(77)	(289)	29	18	9	73%	(956)%	(337)	28	(1304)%
Net income	(332)	247	114	231	55	(234)%	(704)%	29	166	(83)%
Less: Net income (loss) attributable to noncontrolling assets	(44)	(8)	1	2	1	(450)%	(4500)%	(51)	3	(1800)%
Net income (loss) attributable to American National Group Inc. stockholders	(288)	255	113	229	54	(213)%	(633)%	80	163	(51)%
Less: Preferred stock dividends	11	11	—	—	—	—%	100%	22	—	100%
Net income (loss) attributable to American National Group Inc. common stockholder	$(299)	$244	$113	$229	$54	(223)%	(654)%	$58	$163	(64)%

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	QoQ	YoY	2024	2023	YTD
Net income (loss)	$(299)	$244	$113	$229	$54	(223)%	(654)%	$58	$163	(64)%
Net investment gains (losses), including reinsurance funds withheld	(128)	(361)	(4)	(87)	200	65%	(164)%	(493)	296	(267)%
Mark-to-market on insurance contracts and other net assets	835	577	55	—	(114)	45%	832%	1,467	(30)	4990%
Deferred income tax expense (recovery)	(105)	(355)	28	25	(10)	70%	(950)%	(432)	(4)	(10700)%
Depreciation	25	17	6	4	5	47%	400%	48	15	220%
Transaction costs	32	131	1	5	5	(76)%	540%	164	7	2243%
Distributable operating earnings (a)	$360	$253	$199	$176	$140	42%	157%	$812	$447	82%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$404	$291	$105	$80	$95	39%	326%	$800	$304	163%
Life	52	56	57	52	63	(8)%	(18)%	165	146	13%
Property & casualty (P&C)	27	(10)	49	73	(8)	366%	433%	65	2	3160%
Corporate & Other	(51)	(27)	14	(28)	17	(86)%	(404)%	(63)	46	(237)%
Pre-tax distributable operating earnings (a)	432	310	225	177	167	39%	159%	966	498	94%
Tax expense	(72)	(57)	(26)	(1)	(27)	(26)%	(168)%	(155)	(51)	(203)%
Distributable operating earnings	$360	$253	$199	$176	$140	42%	157%	$812	$447	82%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 19.

Invested Assets (Dollars in millions)

	September 30, 2024			December 31, 2023
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$78	$78	$—	$62	$63	$(1)
U.S. states and political subdivisions	3,383	3,184	199	578	594	(16)
Foreign governments	414	383	31	9	9	—
Corporate debt securities	29,398	28,209	1,189	10,784	11,144	(360)
Residential mortgage-backed securities	905	859	46	126	131	(5)
Commercial mortgage-backed securities	2,625	2,544	81	—	—	—
Collateralized debt securities	5,699	5,624	75	1,318	1,340	(22)
Total fixed maturity, available-for-sale	42,502	40,881	1,621	12,877	13,281	(404)

Equity securities:
Common and preferred stock	1,518	1,497	21	1,404	1,319	85
Private equity and other	4	4	—	—	—	—
Total equity securities	1,522	1,501	21	1,404	1,319	85

Other investments:
Mortage loans on real estate, net of allowance	11,800	11,800	—	5,658	5,658	—
Private loans	2,688	2,687	1	194	194	—
Real estate and real estate partnerships	6,474	6,474	—	3,611	3,611	—
Investments funds	2,660	2,660	—	1,592	1,592	—
Policy loans	277	277	—	390	390	—
Short-term investments	3,675	3,675	—	2,397	2,397	—
Other invested assets	1,142	1,142	—	120	120	—
Total investments, net of coinsurance funds withheld investments	72,740	71,097	1,643	28,243	28,562	(319)
Coinsurance funds withheld investments (a)	3,284	3,172	112	—	—	—
Total investments	$76,024	$74,269	$1,755	$28,243	$28,562	$(319)
(a)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	September 30, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$23,631	31%	$6,216	22%
2	16,728	22%	5,797	21%
3	1,399	2%	583	2%
4	282	—%	93	—%
5	128	—%	25	—%
6	1	—%	4	—%
Total fixed maturities, available-for-sale	42,169	55%	12,718	45%

Assets without NAIC Designation
Fixed maturities, at fair value	333	—%	159	1%
Equity securities, at fair value	1,522	2%	1,404	5%
Mortgage loans	11,800	16%	5,658	20%
Private Loans	2,688	4%	194	1%
Real estate and real estate partnerships	6,474	9%	3,611	13%
Investment funds	2,660	3%	1,592	6%
Policy loans	277	—%	390	1%
Short-term investments	3,675	5%	2,397	8%
Other invested assets	1,142	2%	120	—%
	30,571	40%	15,525	55%
Total investments, net of coinsurance funds withheld investments	72,740	95%	28,243	100%
Coinsurance funds withheld investments (a)	3,284	5%	—	—%
Total investments	$76,024	100%	$28,243	100%
(a)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	September 30, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$78	—%	$62	—%
U.S. states and political subdivisions (a)	3,383	7%	578	4%
Foreign governments (a)	414	1%	9	—%
Corporate debt securities	29,398	64%	10,784	84%
Residential mortgage-backed securities	905	2%	126	1%
Commercial mortgage-backed securities	2,625	6%	—	—%
Collateralized debt securities	5,699	12%	1,318	10%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	42,502	93%	12,877	100%
Coinsurance funds withheld investments (b)	3,181	7%	—	—%
Total fixed maturities, available-for-sale	$45,683	100%	$12,877	100%

Corporate debt securities
NAIC designation
1	$12,840	44%	$4,682	43%
2	14,930	51%	5,390	50%
3	981	3%	466	4%
4	230	1%	70	1%
5	103	—%	15	—%
6	300	1%	161	1%
Total U.S. corporate debt securities (c)	$29,384	100%	$10,784	100%

Residential mortgage-backed securities
NAIC designation
1	$826	91%	$66	52%
2	39	4%	37	29%
3	29	3%	22	17%
4	9	1%	—	—%
5	2	—%	1	1%
6	—	—%	—	—%
Total Residential mortgage-backed securities	$905	100%	$126	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,419	92%	$—	—%
2	128	5%	—	—%
3	34	1%	—	—%
4	21	1%	—	—%
5	4	—%	—	—%
6	19	1%	—	—%
Total Commercial mortgage-backed securities	$2,625	100%	$—	—%

Credit Quality of Investments - Detail (Dollars in millions)

	September 30, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$4,049	71%	$878	67%
2	1,307	23%	316	24%
3	322	6%	95	7%
4	18	—%	23	2%
5	2	—%	5	—%
6	1	—%	1	—%
Total Collateralized debt securities	$5,699	100%	$1,318	100%
(a)Over 90% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes residual tranche securities that are not rated with a carrying value of $14 million.

Mortgage Loans (Dollars in millions)

	September 30, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Apartment	$2,076	23%	$1,091	19%
Hotel	1,219	13%	966	17%
Industrial	1,905	21%	1,052	18%
Office	1,178	13%	999	17%
Parking	331	3%	414	7%
Retail	1,527	16%	781	14%
Storage	157	2%	118	2%
Agricultural	469	5%	—	—%
Other	241	3%	290	5%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	9,103	99%	5,711	100%
Coinsurance funds withheld investments (b)	66	1%	—	—%
Total commercial mortgage loans	$9,169	100%	$5,711	100%

Non-performing mortgage loans
Total non-performing mortgage loans	$290	3%	$15	—%
(a)Total commercial mortgage loans, net of coinsurance funds withheld investments excludes the allowance for credit losses of $80 million and $53 million at September 30, 2024 and December 31, 2023, respectively.
(b)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Financial Strength and Credit Ratings (Dollars in millions)

Financial strength ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	September 30, 2024 Statutory Liability Balance
American Equity Life Insurance Company	A	A	A-	Retail Annuity	$46,470
American National Insurance Company	A	A	A	Retail Annuity, PRT, Life	29,453
Eagle Life Insurance Company	A	A	A-	Retail Annuity	3,538
American National Life Insurance Company of New York	A	A	A	Retail Annuity, PRT, Life	2,113
American Equity Life Insurance Company of New York	A	NR	A-	Retail Annuity	84
American National Property and Casualty Company	A	NR	NR	P&C	1,353
Farm Family Casualty Insurance Company	A	NR	NR	P&C	1,120
United Farm Family Insurance Company	A	NR	NR	P&C	105
American National General Insurance Company	A	NR	NR	P&C	85
American National Lloyds Insurance Company	A	NR	NR	P&C	53
American National County Mutual Insurance Company	A	NR	NR	P&C	13
American National Life Insurance Company of Texas	A	NR	NR	Accident & Health	12
Garden State Life Insurance Company	Au	NR	NR	Life	7

Credit ratings
American National Group Inc.	NR	BBB	BBB+

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Term Loan	$1,897	17%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - 144A	496	4%	BBB / BBB	6.144%	June 2022	June 2032
Senior Unsecured Bonds - SEC Registered	482	4%	BBB / BBB	5.00%	June 2017	June 2027
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,959	26%

Perpetual Preferred Shares - Series A (a)	389	3%	BB+ / BB+	5.95%	November 2019	Perp rate reset
Perpetual Preferred Shares - Series B (b)	296	3%	BB+ / BB+	6.63%	June 2020	Perp rate reset
Total Common Stockholders' Equity	9,297	82%
Total Equity	9,982	88%
Accumulated Other Comprehensive Income (AOCI)	1,481	13%
Non-Controlling Interests (NCI)	165	1%
Total Equity, Excluding AOCI and NCI (c)	8,336	74%
Total Capitalization, Excluding AOCI and NCI (c)	$11,295	100%
(a)Rate reset to 8.571% on December 1, 2024. Rate will be reset to 4.322% plus 5 year Treasury Index effective December 1, 2029.
(b)Rate will be reset to 6.297% plus 5 year Treasury Index effective September 1, 2025.
(c)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 19.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	QoQ	YoY	2024	2023	YTD
Non-GAAP net investment income (a)	$1,021	$740	$282	$274	$255	38%	301%	$2,043	$709	188%
Cost of funds	616	449	178	194	160	37%	286%	1,243	404	207%
Total net investment spread	$404	$291	$105	$80	$95	39%	326%	$800	$304	163%

Average invested assets	$69,878	$70,233	$26,991	$24,965	$24,982	(1)%	180%	$69,878	$24,982	180%

	Twelve Months Ended September 30, 2024
Yield on net invested assets	4.8%
Aggregate cost of funds	3.0%
Total net investment spread	1.8%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 19. The net impact of the adjustments disclosed on page 19 were $3 million in Q3 2024, $184 million in Q2 2024, $166 million in Q1 2024, $91 million in Q4 2023, and $120 million in Q3 2023.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	2024	2023
US GAAP benefits and expenses	$2,413	$2,157	$1,527	$1,257	$1,200	$6,097	$3,699
Premiums	(888)	(1,005)	(1,144)	(956)	(784)	(3,037)	(2,567)
Product charges	(208)	(184)	(112)	(108)	(106)	(504)	(306)
Change in fair value of insurance-related derivatives and embedded derivatives	(344)	(21)	19	(18)	(54)	(346)	(54)
Change in fair value of MRB - capital market impacts	(123)	(115)	(19)	48	14	(257)	21
Policy and other operating expenses	(169)	(95)	(16)	24	14	(280)	13
Benefits and expenses on non-annuity segments	(65)	(288)	(77)	(53)	(124)	(430)	(402)
Total adjustments to arrive at cost of funds	(1,797)	(1,708)	(1,349)	(1,063)	(1,040)	(4,854)	(3,295)
Total annuity cost of funds (a)	$616	$449	$178	$194	$160	$1,243	$404
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 19.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	QoQ	YoY	2024	2023	YTD
Gross Annuity Sales
Retail
Fixed Index	$2,027	$1,483	$167	$119	$184	37%	1002%	$3,677	$587	526%
Fixed Rate	1,799	1,522	695	242	1,245	18%	44%	4,016	3,611	11%
Variable (a)	17	14	16	3	17	21%	—%	47	48	(2)%
Total Retail Annuities	3,843	3,019	878	364	1,446	27%	166%	7,740	4,246	82%

Institutional
Pension Risk Transfer	289	273	671	308	148	6%	95%	1,233	700	76%
Total Institutional Annuities	289	273	671	308	148	6%	95%	1,233	700	76%

Total Gross Annuity Sales (b)	4,132	3,292	1,549	672	1,594	26%	159%	8,973	4,946	81%
Ceded	(10)	(25)	—	—	—	60%	(100)%	(35)	—	(100)%
Total Net Annuity Sales	$4,122	$3,267	$1,549	$672	$1,594	26%	159%	$8,938	$4,946	81%
(a)Variable sales represent additional premiums on previously issued policies.
(b)American Equity gross annuity sales for the nine months ended September 30, 2024 were $6,416 million. American Equity gross annuity sales since the acquisition on May 2, 2024 were $3,222 million which is included in the table above.

Surrender Charge Exposure (Dollars in millions)

	Q3 2024		Q4 2023
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$9,413	—%	$3,205	—%
Greater than 0 to less than 3	12,865	4%	950	2%
3 to less than 6	12,888	7%	2,142	4%
6 to less than 9	18,505	11%	8,223	8%
9 or greater	12,295	14%	651	10%
	$65,966	8%	$15,171	5%
(a)Account value excludes claims in-course of settlement, the life line of business, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc. (“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI and Total Capitalization, Excluding AOCI and NCI
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group, Inc.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.